Exhibit 15.4

February 10, 2016

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (“CNODCI”)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Lv Gong Xun, President

Reference:	CNODCI Interest in PetroKazakhstan Inc.
Evaluation of Crude Oil Reserves
Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2015. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in February 2016.

PKI is an integrated oil and gas company, owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel & Associates Consultants Ltd. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2015. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6      Tel: (403) 262-5506      Fax: (403) 233-2744      www.mcdan.com

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Evaluation of Oil and Gas Reserves — Third Party Report	February 10, 2016

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for each of the 12 months prior to the effective date of December 31, 2013 and were presented in United States dollars. No escalation of the prices were made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non- productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible — from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations — prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)	In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

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Evaluation of Oil and Gas Reserves — Third Party Report	February 10, 2016

(iii)	Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)	Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

CNODCI Interest in PetroKazakhstan Inc.	Page 4
Evaluation of Oil and Gas Reserves — Third Party Report	February 10, 2016

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2015 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES(1)

AS OF DECEMBER 31, 2015

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	24,043	2,505	26,547
Kolzhan	10,057	4,706	14,763
PKVI	467	—	467
Total	34,567	7,210	41,777

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2015 for each of the three subsidiary companies are presented below for reference purposes only. These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2015

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	35,885	3,738	39,623
Kolzhan	22,493	12,814	35,306
PKVI	929	—	929
Total	59,307	16,552	75,858

4.3	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2015 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI Interest in PetroKazakhstan Inc.	Page 5
Evaluation of Oil and Gas Reserves — Third Party Report	February 10, 2016

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2015, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	168	16	184
Kolzhan	55	22	77
PKVI	4	—	4
Total	227	38	265

4.4	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2015 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at two percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2015, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	171	17	188
Kolzhan	57	23	80
PKVI	4	—	4
Total	232	40	272

5	SUMMARY TABLES

Summary tables showing the reserves, reserves reconciliation, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 60 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of 5 years of experience in the evaluation of oil and gas properties. Mr. Paul Taylor, Vice President, supervised the preparation of this report. Mr. Taylor is a professional engineer registered with APEGA and has over 30 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties; however, no independent verification of the information was made.

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

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Evaluation of Oil and Gas Reserves — Third Party Report	February 10, 2016

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

P. Taylor, CEng MEI, P. Eng.	C. Boulton, P. Eng.
Vice President	Associate

PT/CB:jep

[15-0243]

CNODCI Interest in PKI	Table 1
PetroKazakhstan Kumkol Resources
Summary of Reserves and Net Present Values
Effective December 31, 2015

Summary of Reserves (1)(2)

	Crude Oil Reserves — Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	35,885	24,043	24,043	—	—	—	—	—	—
Proved Undeveloped Reserves	3,738	2,505	2,505	—	—	—	—	—	—
Total Proved Reserves	39,623	26,547	26,547	—	—	—	—	—	—

	Crude Oil Reserves — Tonnes			BOE Reserves (3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	4,642	3,110	3,110	35,885	24,043	24,043
Proved Undeveloped Reserves	488	327	327	3,738	2,505	2,505
Total Proved Reserves	5,130	3,437	3,437	39,623	26,547	26,547

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	246	229	214	202	191
Proved Undeveloped Reserves	28	24	20	18	16
Total Proved Reserves	274	253	235	220	207

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	194	180	168	158	149
Proved Undeveloped Reserves	22	19	16	14	12
Total Proved Reserves	216	199	184	172	161

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)	Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.
(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 2
PetroKazakhstan Kumkol Resources
Forecast of Production and Revenues
Proved Developed Reserves
Effective December 31, 2015

Property Gross Share of Production and Gross Revenues

	Producing Well Count	Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year		Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2016	515	32,974	12,036	1,562	28	336	—	—	—	—	—	—	336
2017	499	23,783	8,681	1,126	28	242	—	—	—	—	—	—	242
2018	480	17,090	6,238	810	28	174	—	—	—	—	—	—	174
2019	449	12,421	4,534	588	28	128	—	—	—	—	—	—	128
2020	207	6,606	2,411	313	28	68	—	—	—	—	—	—	68
2021	119	3,783	1,381	181	28	39	—	—	—	—	—	—	39
2022	47	1,557	568	74	28	16	—	—	—	—	—	—	16
2023	4	101	37	5	28	1	—	—	—	—	—	—	1
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			35,885	4,659		1,004	—		—	—		—	1,004

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2016	15	4	19	6	100	0	34	—	167	—	17	23	127
2017	10	4	14	6	90	0	33	—	95	—	11	11	73
2018	7	4	10	6	81	0	12	—	65	—	7	4	54
2019	5	4	8	6	71	13	9	—	23	—	2	1	20
2020	3	4	4	6	40	7	4	—	10	—	1	0	9
2021	1	4	2	6	25	7	—	—	4	—	0	—	3
2022	1	4	1	6	11	1	—	—	3	—	—	—	3
2023	0	4	0	6	0	1	—	—	(0)	—	—	—	(0)
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	41	4	58	6	418	28	92	—	367	—	38	39	290

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2016	8,064	8,064	—	—	225	10	13	67	23	—	112	27	85
2017	5,816	5,816	—	—	162	7	9	61	22	—	64	15	49
2018	4,179	4,179	—	—	117	4	7	54	8	—	44	7	36
2019	3,038	3,038	—	—	86	3	5	56	6	—	15	2	13
2020	1,616	1,616	—	—	46	2	3	31	3	—	7	1	6
2021	925	925	—	—	26	1	2	21	—	—	2	0	2
2022	381	381	—	—	11	0	1	8	—	—	2	—	2
2023	25	25	—	—	1	0	0	1	—	—	(0)	—	(0)
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	24,043	24,043	—	—	673	27	39	299	61	—	246	52	194

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 3
PetroKazakhstan Kumkol Resources
Forecast of Production and Revenues
Total Proved Reserves
Effective December 31, 2015

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2016	519	33,644	12,280	1,594	28	342	—	—	—	—	—	—	342
2017	513	25,515	9,313	1,209	28	260	—	—	—	—	—	—	260
2018	501	18,997	6,934	901	28	194	—	—	—	—	—	—	194
2019	469	14,020	5,117	665	28	144	—	—	—	—	—	—	144
2020	224	7,867	2,872	374	28	81	—	—	—	—	—	—	81
2021	178	5,233	1,910	249	28	54	—	—	—	—	—	—	54
2022	108	3,171	1,157	152	28	33	—	—	—	—	—	—	33
2023	3	110	40	5	28	1	—	—	—	—	—	—	1
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			39,623	5,149		1,108	—		—	—		—	1,108

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2016	15	4	19	6	101	0	39	—	168	—	17	24	127
2017	11	4	15	6	92	0	43	—	99	—	14	11	74
2018	8	4	11	6	84	0	13	—	77	—	9	5	64
2019	5	4	9	6	75	13	9	—	33	—	4	1	28
2020	3	4	5	6	44	1	4	—	24	—	1	0	23
2021	2	4	3	6	33	6	—	—	9	—	0	—	8
2022	1	4	2	6	23	8	—	—	(1)	—	—	—	(1)
2023	0	4	0	6	0	1	—	—	(0)	—	—	—	(0)
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	46	4	64	6	453	29	108	—	409	—	45	41	323

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2016	8,228	8,228	—	—	229	10	13	68	26	—	112	27	85
2017	6,240	6,240	—	—	174	7	10	62	29	—	67	17	50
2018	4,646	4,646	—	—	130	5	7	56	9	—	52	9	43
2019	3,428	3,428	—	—	97	4	6	59	6	—	22	3	19
2020	1,924	1,924	—	—	54	2	3	30	3	—	16	1	15
2021	1,280	1,280	—	—	36	1	2	27	—	—	6	0	6
2022	775	775	—	—	22	1	1	21	—	—	(1)	—	(1)
2023	27	27	—	—	1	0	0	1	—	—	(0)	—	(0)
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	26,547	26,547	—	—	743	31	43	323	72	—	274	57	216

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 4

Kolzhan LLP

Summary of Reserves and Net Present Values

Effective December 31, 2015

Summary of Reserves (1)(2)

	Crude Oil Reserves — Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	22,493	10,057	10,057	—	—	—	—	—	—
Proved Undeveloped Reserves	12,814	4,706	4,706	—	—	—	—	—	—
Total Proved Reserves	35,306	14,763	14,763	—	—	—	—	—	—

	Crude Oil Reserves — Tonnes			BOE Reserves (3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,865	1,272	1,272	22,493	10,057	10,057
Proved Undeveloped Reserves	1,648	603	603	12,814	4,706	4,706
Total Proved Reserves	4,513	1,876	1,876	35,306	14,763	14,763

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	112	96	84	75	67
Proved Undeveloped Reserves	74	57	45	36	29
Total Proved Reserves	186	153	129	110	96

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	76	64	55	48	43
Proved Undeveloped Reserves	40	29	22	17	13
Total Proved Reserves	116	93	77	65	55

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)	Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.
(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 5
Kolzhan LLP
Forecast of Production and Revenues
Proved Developed Reserves
Effective December 31, 2015

Property Gross Share of Production and Gross Revenues

	Producing Well Count	Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year		Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2016	112	13,474	4,918	625	26	126	—	—	—	—	—	—	126
2017	112	11,092	4,048	515	25	103	—	—	—	—	—	—	103
2018	106	9,117	3,328	424	25	84	—	—	—	—	—	—	84
2019	98	7,364	2,688	342	28	75	—	—	—	—	—	—	75
2020	87	5,906	2,156	275	28	60	—	—	—	—	—	—	60
2021	80	4,808	1,755	224	28	49	—	—	—	—	—	—	49
2022	70	4,023	1,468	187	28	41	—	—	—	—	—	—	41
2023	62	3,171	1,158	148	28	32	—	—	—	—	—	—	32
2024	53	1,853	676	86	28	19	—	—	—	—	—	—	19
2025	21	817	298	38	28	8	—	—	—	—	—	—	8
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			22,493	2,865		599	—		—	—		—	599

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2016	3	2	3	3	27	0	36	—	57	—	15	22	20
2017	2	2	2	2	24	0	33	—	40	—	10	11	20
2018	2	2	2	2	24	0	13	—	44	—	8	8	28
2019	2	3	4	6	22	0	15	—	31	—	6	3	22
2020	2	3	4	6	21	0	13	—	21	—	3	1	16
2021	2	3	3	6	20	0	0	—	25	—	3	1	21
2022	1	3	2	6	18	0	0	—	19	—	2	1	16
2023	1	3	2	6	16	0	—	—	13	—	2	0	12
2024	1	3	1	6	13	3	—	—	1	—	—	—	1
2025	0	3	0	6	6	0	—	—	2	—	—	—	2
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	16	3	24	4	190	6	111	—	253	—	48	47	157

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2016	2,264	2,264	—	—	59	2	2	14	15	—	27	14	13
2017	1,832	1,832	—	—	48	1	2	12	12	—	21	8	13
2018	1,489	1,489	—	—	39	1	1	12	5	—	20	6	14
2019	1,195	1,195	—	—	34	1	2	11	5	—	14	3	10
2020	951	951	—	—	27	1	2	11	5	—	9	2	7
2021	769	769	—	—	22	1	1	10	0	—	9	1	8
2022	635	635	—	—	18	1	1	9	0	—	7	1	6
2023	503	503	—	—	14	0	1	8	—	—	5	1	4
2024	318	318	—	—	9	0	1	8	—	—	(0)	—	(0)
2025	100	100	—	—	3	0	0	2	—	—	1	—	1
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	10,057	10,057	—	—	272	8	12	98	42	—	112	36	76

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 6
Kolzhan LLP
Forecast of Production and Revenues
Total Proved Reserves
Effective December 31, 2015

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2016	116	15,164	5,535	705	25	140	—	—	—	—	—	—	140
2017	126	15,685	5,725	731	25	143	—	—	—	—	—	—	143
2018	129	14,883	5,432	695	25	135	—	—	—	—	—	—	135
2019	126	12,753	4,655	595	28	130	—	—	—	—	—	—	130
2020	116	10,386	3,791	485	28	106	—	—	—	—	—	—	106
2021	109	8,304	3,031	388	28	85	—	—	—	—	—	—	85
2022	96	6,584	2,403	308	28	67	—	—	—	—	—	—	67
2023	86	4,986	1,820	233	28	51	—	—	—	—	—	—	51
2024	74	3,249	1,186	151	28	33	—	—	—	—	—	—	33
2025	64	2,433	888	113	28	25	—	—	—	—	—	—	25
2026	34	1,314	479	62	28	13	—	—	—	—	—	—	13
2027	31	989	361	47	28	10	—	—	—	—	—	—	10
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			35,306	4,513		940	—		—	—		—	940

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2016	3	2	3	2	28	0	49	—	57	—	17	25	15
2017	3	2	3	2	27	0	53	—	58	—	16	21	21
2018	2	2	2	2	28	0	22	—	81	—	16	23	42
2019	5	4	8	6	26	0	24	—	67	—	13	14	40
2020	4	4	6	6	25	0	20	—	51	—	10	9	33
2021	3	4	5	6	23	0	0	—	53	—	7	7	38
2022	2	3	4	6	21	0	—	—	40	—	5	5	29
2023	2	3	3	6	19	0	—	—	27	—	3	2	21
2024	1	3	2	6	17	0	—	—	13	—	1	—	12
2025	1	3	1	6	15	3	—	—	5	—	0	—	5
2026	0	3	1	6	7	—	—	—	5	—	0	—	5
2027	0	3	1	6	6	—	—	—	3	—	—	—	3
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	27	3	38	4	242	7	168	—	459	—	89	105	264

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2016	2,471	2,471	—	—	64	2	2	14	20	—	27	16	11
2017	2,417	2,417	—	—	62	1	2	13	19	—	27	14	13
2018	2,251	2,251	—	—	58	1	1	14	8	—	33	14	19
2019	1,918	1,918	—	—	54	2	3	13	8	—	27	10	17
2020	1,554	1,554	—	—	44	2	3	12	7	—	20	6	14
2021	1,240	1,240	—	—	35	1	2	11	0	—	20	5	15
2022	984	984	—	—	28	1	2	11	—	—	14	3	11
2023	753	753	—	—	21	1	1	10	—	—	10	2	8
2024	511	511	—	—	14	0	1	8	—	—	5	0	4
2025	382	382	—	—	11	0	1	9	—	—	1	0	1
2026	161	161	—	—	4	0	0	2	—	—	2	0	2
2027	121	121	—	—	3	0	0	2	—	—	1	—	1
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	14,763	14,763	—	—	398	12	18	120	62	—	186	70	116

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 7
PetroKazakhstan Ventures Inc.
Summary of Reserves and Net Present Values
Effective December 31, 2015

Summary of Reserves (1)(2)

	Crude Oil Reserves — Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	929	467	467	—	—	—	—	—	—
Proved Undeveloped Reserves	—	—	—	—	—	—	—	—	—
Total Proved Reserves	929	467	467	—	—	—	—	—	—

	Crude Oil Reserves — Tonnes			BOE Reserves (3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	122	61	61	929	467	467
Proved Undeveloped Reserves	—	—	—	—	—	—
Total Proved Reserves	122	61	61	929	467	467

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	5	5	4	4	4
Proved Undeveloped Reserves	—	—	—	—	—
Total Proved Reserves	5	5	4	4	4

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	5	5	4	4	4
Proved Undeveloped Reserves	—	—	—	—	—
Total Proved Reserves	5	5	4	4	4

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)	Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.
(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

CNODCI Interest in PKI	Table 8
PetroKazakhstan Ventures Inc.
Forecast of Production and Revenues
Proved Developed Reserves
Effective December 31, 2015

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2016	8	668	244	31	23,930	5,832	—	—	—	—	—	—	5,832
2017	10	729	266	34	23,930	6,365	—	—	—	—	—	—	6,365
2018	9	487	178	23	23,930	4,252	—	—	—	—	—	—	4,252
2019	7	318	116	15	27,921	3,236	—	—	—	—	—	—	3,236
2020	7	210	77	10	27,921	2,137	—	—	—	—	—	—	2,137
2021	6	135	49	6	27,921	1,378	—	—	—	—	—	—	1,378
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			929	120		23,200	—		—	—		—	23,200

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M%	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2016	88	2	—	—	2,354	36	259	69	3,026	—	—	—	3,026
2017	96	2	—	—	2,665	36	138	—	3,430	—	—	—	3,430
2018	64	2	—	—	2,229	36	61	—	1,862	—	—	—	1,862
2019	108	3	185	6	1,696	36	41	—	1,171	—	—	—	1,171
2020	71	3	122	6	1,497	36	40	—	372	—	—	—	372
2021	46	3	79	6	1,241	—	—	—	13	—	—	—	13
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	474	2	386	2	11,680	180	538	69	9,873	—	—	—	9,873

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2016	122	122	—	—	2,931	44	—	1,201	130	34	1,521	—	1,521
2017	134	134	—	—	3,198	48	—	1,357	69	—	1,723	—	1,723
2018	89	89	—	—	2,136	32	—	1,138	30	—	936	—	936
2019	58	58	—	—	1,626	54	93	870	20	—	588	—	588
2020	38	38	—	—	1,074	36	61	770	20	—	187	—	187
2021	25	25	—	—	693	23	40	624	—	—	6	—	6
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	467	467	—	—	11,658	238	194	5,960	270	34	4,961	—	4,961

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Table 9 CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2015

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/ Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2016	8	668	244	31	23,930	5,832	—	—	—	—	—	—	5,832
2017	10	729	266	34	23,930	6,365	—	—	—	—	—	—	6,365
2018	9	487	178	23	23,930	4,252	—	—	—	—	—	—	4,252
2019	7	318	116	15	27,921	3,236	—	—	—	—	—	—	3,236
2020	7	210	77	10	27,921	2,137	—	—	—	—	—	—	2,137
2021	6	135	49	6	27,921	1,378	—	—	—	—	—	—	1,378
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			929	120		23,200	—		—	—		—	23,200

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2016	88	2	—	—	2,354	36	259	69	3,026	—	—	—	3,026
2017	96	2	—	—	2,665	36	138	—	3,430	—	—	—	3,430
2018	64	2	—	—	2,229	36	61	—	1,862	—	—	—	1,862
2019	108	3	185	6	1,696	36	41	—	1,171	—	—	—	1,171
2020	71	3	122	6	1,497	36	40	—	372	—	—	—	372
2021	46	3	79	6	1,241	—	—	—	13	—	—	—	13
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	474	2	386	2	11,680	180	538	69	9,873	—	—	—	9,873

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2016	122	122	—	—	2,931	44	—	1,201	130	34	1,521	—	1,521
2017	134	134	—	—	3,198	48	—	1,357	69	—	1,723	—	1,723
2018	89	89	—	—	2,136	32	—	1,138	30	—	936	—	936
2019	58	58	—	—	1,626	54	93	870	20	—	588	—	588
2020	38	38	—	—	1,074	36	61	770	20	—	187	—	187
2021	25	25	—	—	693	23	40	624	—	—	6	—	6
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	467	467	—	—	11,658	238	194	5,960	270	34	4,961	—	4,961

Petrokazakhstan Dec 2015 - All Fields - PetroChina Report - Final Feb 10 - Proved Only	09/02/2016